SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
July 28, 2004

AMERADA HESS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

1185 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
NEWS RELEASE
PREPARED REMARKS OF JOHN B. HESS

Item 7. Financial Statements and Exhibits.

(c)    Exhibits

     99(1) News release dated July 28, 2004 reporting results for the second quarter of 2004.

     99(2) Prepared remarks of John B. Hess.

Item 9. Regulation FD Disclosure.

     Furnished hereunder are the prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer of Amerada Hess Corporation, at a public conference call held on July 28, 2004. A copy of these remarks is attached as Exhibit 99(2) and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

     On July 28, 2004, Amerada Hess Corporation issued a news release reporting its results for the second quarter of 2004. A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2004

AMERADA HESS CORPORATION
By:	/s/John P. Rielly
Name:	John P. Rielly
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99(1)	News release dated July 28, 2004 reporting results for the second quarter of 2004.
99(2)	Prepared remarks of John B. Hess